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                                                                   EXHIBIT 10.30

                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of May 13, 1997 (this "Third Amendment"), to the Credit Agreement, dated as of September 30, 1996 (as amended by the Global Amendment and Assignment and Acceptance, dated as of October 9, 1996, the Second Amendment, dated as of April 23, 1997 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Advisor, Syndication Agent and Arranger, HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent and BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent.


                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

                  WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. As used herein, terms defined in this Third Amendment or in the Credit Agreement are used herein as so defined.

                  2. Amendment to Subsection 5.13. Subsection 5.13 of the Credit Agreement is hereby amended by deleting the date "May 15, 1997" in the second line thereof and substituting in lieu thereof the date "June 15, 1997".

                  3. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following condition precedent:

                  (a) The Administrative Agent shall have received counterparts of this Third Amendment, duly executed and delivered by the Borrower and each of the other parties hereto.

                  (b) All limited liability company and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in form and substance to the Arranger and the Administrative Agent.

                  4. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 3 of the Credit Agreement; provided that each

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reference in such Section 3 to "this Agreement" shall be deemed to be a reference both to this Third Amendment and to the Credit Agreement as amended by this Third Amendment.

                  5. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  6. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Third Amendment.

                  7. Costs and Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Administrative Agent, the Collateral and Documentation Agent and the Arranger in connection with this Third Amendment, including without limitation, legal fees and expenses.

                  8. Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  9. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties have caused this Third
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   RIGCO NORTH AMERICA, L.L.C.


                                   By:
                                     Title:


                                   BHF-BANK AKTIENGESELLSCHAFT, as
                                   Administrative Agent and
                                   as a Lender


                                   By:
                                     Title:



                                   By:
                                     Title:


                                   HIBERNIA NATIONAL BANK, as Collateral and
                                   Documentation Agent and as a Lender


                                   By:
                                     Title:


                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Syndication Agent and as a Lender


                                   By:
                                     Title:


                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST


                                   By:
                                     Title:


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                                   PROTECTIVE LIFE INSURANCE COMPANY


                                   By:
                                     Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By: MERRILL LYNCH ASSET MANAGEMENT
                                   L.P., as Investment Adviser


                                   By:
                                     Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.


                                   By:
                                     Title:

                                   MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                   By: MERRILL LYNCH ASSET MANAGEMENT L.P., as
                                   Investment Adviser


                                   By:
                                     Title:

                                   ML CBO IV (CAYMAN) LTD.

                                   By: Protective Asset Management, L.L.C.,
                                   as Collateral Manager


                                   By:
                                     Title: